                           SECURITIES & EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                        Securities Act of 1933 File #33-11010
                    Investment Company Act of 1940 File #811-4962
                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
PRE-EFFECTIVE AMENDMENT NO. ___    / /
POST-EFFECTIVE AMENDMENT NO. 16    /X/
     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
AMENDMENT NO. 16                   /X/

                           COMPOSITE DEFERRED SERIES, INC.
--------------------------------------------------------------------------------
                 (Exact name of Registrant as specified in Charter)

                  1201 Third Avenue, Suite 1400, Seattle, WA 98101
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                       (Address of principal executive offices)

                                    1-206-461-8622
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                 (Registrant's telephone number, including area code)

John T. West, Corporate Secretary            With a copy to:
Composite Deferred Series, Inc.              Brian McCabe
1201 Third Avenue                            Ropes & Gray
Suite 1400                                   One International Place
Seattle, WA 98101                            Boston, MA 02110
--------------------------------------------------------------------------------
    (Name and address of agent for service)

Approximate Date of Proposed Public Offering: May 1, 1999
It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  on (date)pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485
[X]  on May 1, 1999 pursuant to paragraph (a)(i) of Rule 485
[ ]  75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------

May 1, 1999

                           COMPOSITE DEFERRED SERIES, INC.
                                      SUITE 1400
                                  1201 THIRD AVENUE
                              SEATTLE, WASHINGTON 98101

A MUTUAL FUND FORMED TO MEET A BROAD RANGE OF INVESTMENT OBJECTIVES

     Composite Deferred Series, Inc., (the "Fund") is a mutual fund designed to provide a broad range of investment alternatives with its series of three separate Portfolios. The Portfolios have distinct investment objectives and policies. Currently investments in shares of the Portfolios may only be made by the WM Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company for the purpose of funding annuity contracts issued by the Company. The terms "shareholder" or "shareholders" in this Prospectus shall refer to the Accounts. The Portfolios are:

-  GROWTH & INCOME PORTFOLIO.
-  NORTHWEST PORTFOLIO.
-  INCOME PORTFOLIO.

This Prospectus describes the Portfolios that are available as underlying investments through your variable annuity contract. For information about your variable annuity contract, including information about insurance-related expenses, see the prospectus for your variable annuity contract, which accompanies this Prospectus.


CONTENTS                                                         PAGE
Risk/Return Summary. . . . . . . . . . . . . . . . . . . . . . .
Investment Practices and Risk Factors. . . . . . . . . . . . . .
Investment Restrictions. . . . . . . . . . . . . . . . . . . . .
Who We Are . . . . . . . . . . . . . . . . . . . . . . . . . . .
The Value of a Single Share. . . . . . . . . . . . . . . . . . .
How to Buy Shares. . . . . . . . . . . . . . . . . . . . . . . .
Distribution of Income and Capital Gains . . . . . . . . . . . .
Income Taxes on Dividends and Capital Gains. . . . . . . . . . .
How to Sell Shares . . . . . . . . . . . . . . . . . . . . . . .
We're Here to Help You . . . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . . . .

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

RISK/RETURN SUMMARY

     This summary identifies the investment objective, principal investment strategies and principal risks of each Portfolio. The principal investment strategies contained in these summaries are not, however, the only investment strategies available to the Portfolios, and any number of the principal investment strategies may not be in use at any given time. For a discussion of all of the investment strategies available to the Portfolios, please see the Statement of Additional Information (the "SAI").

     A "Summary of Principal Risks" describing the principal risks of investing in the Portfolios begins on page ___. You can find additional information about each Portfolio, including a more detailed description of the risks of an investment in each Portfolio, after this summary. Please be sure to read the more complete descriptions of the Portfolios, and the related risks, before you invest.

     Below the description of each Portfolio is a bar chart showing how the investment returns of its shares have varied in the past ten years, or in the years since the Portfolio began if it is less than ten years old. The table following each bar chart shows how average annual returns of the Portfolio compare to returns of a broad-based securities market index for the last one, five and ten years (or, for newer Portfolios, for shorter periods). Performance shown does not reflect any insurance-related charges or expenses. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

     There can be no assurance that any Portfolio will achieve its objective.
It is possible to lose money on investments in the Portfolios. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Investors ("Contract Owners") should be aware that the market value of the Portfolio selected will affect the value of the Flexible Premium Variable Annuity Contract (the "Contract") and the amount of annuity payments received under the Contract. See the attached Prospectus for the Contract which describes the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under the Contract.

                              GROWTH & INCOME PORTFOLIO

- OBJECTIVE. This Portfolio seeks to provide long-term capital growth. Current income is a secondary consideration.
- PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in common stocks.

                                YEARLY PERFORMANCE*


                    1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Annual Return (%)   ____      ____      ____      ____      ____      ____      33.70     22.09     29.66


                                  CALENDAR YEAR

     During the periods shown above, the highest quarterly return was __% (for the quarter ended ________ __, 19__), and the lowest was _____% (for the quarter ended _________ __, 19__). For the quarter ended March 31, 1999, the Portfolio's return was ___%.

                                  PERFORMANCE TABLE*
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR           PAST ONE      PAST FIVE     PAST TEN
PERIODS ENDING DECEMBER 31, 1998)           YEAR          YEARS         YEARS
--------------------------------------------------------------------------------
Portfolio Shares
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**
--------------------------------------------------------------------------------

* The Portfolio's performance through __________ __, 19__ benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

** This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

                                 NORTHWEST PORTFOLIO

-    OBJECTIVE.  This Portfolio seeks long-term growth of capital.

- PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in common stocks of companies located or doing business in Alaska, Idaho, Montana, Oregon and Washington. The Portfolio's investments may include REPURCHASE AGREEMENTS and REAL ESTATE INVESTMENT TRUSTS (REITS).

                                YEARLY PERFORMANCE*


                      1994       1995       1996       1997      1998
                      ----       ----       ----       ----      ----
Annual Return (%)     -1.12      26.03      22.23      32.92


     During the periods shown above, the highest quarterly return was ___% (for the quarter ended ________ __, 19__), and the lowest was ____% (for the quarter ended ________ __, 19__). For the quarter ended March 31, 1999, the Portfolio's return was _____%.

                                 PERFORMANCE TABLE*

----------------------------------------------------------------------
                                                             SINCE
 AVERAGE ANNUAL TOTAL RETURNS                 PAST ONE       INCEPTION
 (FOR PERIODS ENDING DECEMBER 31, 1998)       YEAR           (1/4/93)
----------------------------------------------------------------------
 Portfolio Shares
----------------------------------------------------------------------
 Standard & Poor's 500 Composite Index**
----------------------------------------------------------------------

* The Portfolio's performance through __________ __, 19__ benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

** This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

INCOME PORTFOLIO

- OBJECTIVE. This Portfolio seeks a high level of current income consistent with protection of capital.

- PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in a diversified pool of fixed-income securities including U.S. Government securities and mortgage-backed securities (including collateralized mortgage obligations), up to 20% of which may be in lower-rated securities (which are sometimes called "junk bonds"). The Portfolio may also invest in convertible securities.

                                YEARLY PERFORMANCE*


                    1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Annual Return (%)   ____      ____      ____      ____      10.02     -4.48     19.86     2.34      10.62


                                  CALENDAR YEAR

During the periods shown above, the highest quarterly return was ____% (for the quarter ended _____ __, 19__), and the lowest was ______% (for the quarter ended ______ __, 19__). For the quarter ended March 31, 1999, the Portfolio's return was _____%.

                                 PERFORMANCE TABLE*

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR          PAST ONE       PAST FIVE    PAST TEN
PERIODS ENDING DECEMBER 31, 1998)          YEAR           YEARS        YEARS
--------------------------------------------------------------------------------
Portfolio Shares
--------------------------------------------------------------------------------
Lehman Brothers Government/Corporate
Bond Index**
--------------------------------------------------------------------------------

* The Portfolio's performance through __________ __, 19__ benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

** This index is generally considered representative of the U.S. government and corporate bond markets.

                             SUMMARY OF PRINCIPAL RISKS

     The value of your investment in a Portfolio changes with the value of the investments held by that Portfolio. Many factors can affect that value. Factors that can affect a particular Portfolio as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios are subject to principal risks. These risks can change over time, because the types of investments made by the Portfolios can change over time. Those sections also include more information about the Funds, their investments and the related risks.

- MARKET RISK. Each of the Portfolios is subject to market risk, which is the general risk of unfavorable changes in the market value of a Portfolio's securities holdings. The Growth & Income and Northwest Portfolios, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

     Another aspect of market risk is interest rate risk. As interest rates rise, your investment in a Portfolio is likely to be worth less because its income-producing equity or debt investments are likely to be worth less.

     The Income Portfolio is subject to interest rate risk, even though it generally invests its assets in the highest quality debt securities, such as U.S. Government securities.

     Interest rate risk is generally greater for debt securities with longer maturities. This risk is compounded for the Income Portfolio, which may invest in mortgage-backed or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable - when interest rates are rising. Increased market risk is also likely as a result of the Income Portfolio's such as the investment in debt securities paying no interest, such as zero-coupon, principal-only and interest-only securities.

- CREDIT RISK. Each of the Portfolios may be subject to credit risk to the extent it invests in fixed-income securities. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to any of a Portfolio's investment transactions (including without limitation repurchase agreements, reverse repurchase agreements, securities loans and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for the Income Portfolio's investments in lower-rated securities. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Income and Growth & Income Portfolios, which may make foreign investments denominated in U.S. dollars, are also subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

- CURRENCY RISK. The Income and Growth & Income Portfolios, which may invest in securities denominated in, and/or receive revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

- FOREIGN INVESTMENT RISK. The Income and Growth & Income Portfolios, which may make foreign investments, may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated.

- GEOGRAPHIC CONCENTRATION RISK. The Northwest Portfolio invests significant portions of its assets in the concentrated geographic areas of the northwestern United States, and thus generally has more exposure to regional economic risks than funds making investments more broadly.

- LEVERAGING RISK. When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Income Portfolio may achieve leverage by using reverse repurchase agreements, and the Growth & Income Portfolio may achieve leverage through the use of inverse floating rate investments.

- DERIVATIVES RISK. Each of the Portfolios may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, use strategic transactions involving derivatives, such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios may be subject to liquidity risk. Portfolios that engage in strategic transactions, make foreign investments, and invest in securities involving substantial market and/or credit risk tend to involve greater liquidity risk.

- MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results. In some cases derivatives and other investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use would have been beneficial to the Portfolios.

- SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Growth & Income and Northwest Portfolios generally have the greatest exposure to this risk.

                            PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.


---------------------------------------------------------------------------------------------------------------------------------
FUND           MARKET    CREDIT  CURRENCY  FOREIGN      LEVERAGING  GEOGRAPHIC      DERIVATIVES  LIQUIDITY   MANAGEMENT   SMALLER
               RISK      RISK    RISK      INVESTMENT   RISK        CONCENTRATION   RISK         RISK        RISK         COMPANY
                                           RISK                     RISK                                                  RISK
---------------------------------------------------------------------------------------------------------------------------------
Income Fund       X         X                   X            X                           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
Growth &          X         X        X                       X                           X           X           X           X
Income Fund
---------------------------------------------------------------------------------------------------------------------------------
Northwest Fund    X         X        X                                    X              X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICES AND RISK FACTORS

     This section provides additional information about the principal investment strategies and principal risks of the Portfolios.

GROWTH & INCOME PORTFOLIO

     Currently, equity investments are selected from high-quality companies with solid business fundamentals that the Adviser believes have a competitive advantage. Securities may be purchased on a recognized exchange, over-the-counter, or through the NASDAQ system.

     Although the Portfolio is diversified and management believes the Portfolio to be invested prudently, the Portfolio is subject to market risk and financial risk.

NORTHWEST PORTFOLIO

     Common stocks are selected from high-quality companies with solid business fundamentals that the Adviser believes have a competitive advantage. Since the Portfolio concentrates on companies located or doing business in the Northwest, a portion of its performance is dependent on the region's economic conditions. Because of this, it could be adversely impacted by industrial and business trends within the five-state area. Some of the companies whose securities are held by the Portfolio may have significant national or international markets for their products and services. Therefore, its performance could also be affected by national or international economic conditions.

INCOME PORTFOLIO

     A diversified portfolio of debt issues and other obligations is carefully selected by the Adviser to provide high current yields consistent with moderate risk. Accordingly, the Portfolio invests most of its assets in the following:

     1) Debt and convertible debt securities which enjoy the four highest ratings of Standard & Poor's or Moody's Investor's Service, Inc. (Securities rated BBB by Standard & Poor's or Baa by Moody's may have speculative characteristics. See the Statement of Additional Information, Appendix B, for a detailed description of these ratings.)
     2) Debts of the U.S. government and its agencies, including mortgage-backed securities.
     3) Obligations of U.S. banks that belong to the Federal Reserve System. (The Portfolio may invest no more than 25% of its total assets in these issues.)
     4) Preferred stocks and convertible preferred stocks which enjoy the four highest ratings of Standard & Poor's or Moody's.
     5) The highest grade commercial paper as rated by Standard & Poor's or Moody's.
     6)   Short-term repurchase agreements (usually not more than seven days).
     7) Deposits in U.S. banks. (Unless these are liquid, they may not exceed 10% of the Portfolio's total assets.)

     The Income Portfolio invests most of its assets in investment-grade corporate bonds, and should be subject to risk, to market risk, and to moderate credit current income volatility.

     The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to greater market risk than higher-rated (lower-yield) securities. For further details on risk, see the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

     MONEY MARKET INSTRUMENTS. The Portfolios are permitted to invest in money market instruments for temporary or defensive purposes. The money market investments permitted include obligations of the U.S. government and its agencies and instrumentalities; short-term corporate debt securities; commercial paper including bank obligations; certificates of deposit; and repurchase agreements.

     REPURCHASE AGREEMENTS. The Portfolios may invest in repurchase agreements. In a repurchase agreement, the Portfolio buys a security at one price and agrees to sell it back at a higher price. If the seller defaults on its agreement to repurchase the security, the Portfolio may suffer a loss because of a decline in the value of the underlying debt security.

     Repurchase agreements will only be entered into with brokers, dealers or banks that meet credit guidelines adopted by the Fund's Board of Directors. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of the Portfolio's total assets.

     REAL ESTATE INVESTMENT TRUSTS. Up to 25% of Growth & Income or Northwest Portfolio's assets may be invested in real estate investment trusts ("REITs"). Factors influencing the investment performance of REITs include the profitable operation of properties owned, financial condition of lessees and mortgagors, underlying value of the real property and mortgages owned, amount of financial leverage, and the amount of cash flow generated and paid out.

     COVERED CALL OPTIONS. Growth & Income and Northwest Portfolios may, if the Adviser considers it appropriate, write (sell) covered call options. A call option is "covered" if the Portfolio owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. If a Portfolio sells a covered call option, it becomes obligated to deliver the securities underlying the option if the purchaser chooses to exercise the option before its termination date. In return, the Portfolio receives a premium from the purchaser which it keeps, regardless of whether the option is exercised. During the option period, the Portfolio gives up any possible capital appreciation above the agreed-upon price if the market price of the underlying security rises.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Growth & Income and Income Portfolios may purchase securities on what is called a "when-issued" or "delayed-delivery" basis. This is done to obtain what is considered to be an advantageous yield or price at the time of the transaction. With these transactions, securities are bought under an agreement that payment and delivery will take place no more than 120 days in the future.

     The payment obligation and interest rates to be received are fixed at the time the Portfolio enters into the commitment. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price, if the general level of interest rates has changed. No interest will accrue to the Portfolio until settlement.

     The Portfolios are prohibited from entering into when-issued or delayed-delivery commitments that, in total, exceed 20% of the market value of its total assets minus all other liabilities (except for the obligations created by these commitments).

     MORTGAGE-BACKED SECURITIES. The Growth & Income and Income Portfolios may invest in mortgage-backed securities. These may include "pass-through" instruments or collateralized mortgage obligations. The holder of a pass-through instrument receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Collateralized mortgage obligations differ from traditional pass-through instruments in that they generally distribute principal and interest from their underlying pool of mortgages sequentially rather than on a pro-rata basis. Generally there are multiple classes of ownership providing for successively longer expected maturities.

     Mortgage-backed securities, because of the pass-through of prepayments of principal on the underlying mortgage obligations, almost always have an effective maturity that is shorter than the stated maturity. The prepayment characteristics of the underlying mortgages vary, so it is not possible to accurately predict the life of a particular mortgage-backed security.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to slow.

     When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities whose yields reflect interest rates prevailing at the time. Therefore, the Portfolio's ability to maintain high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, slower prepayments limit the ability to reinvest in higher yielding securities.

     LOWER-RATED SECURITIES. To increase yield, the Adviser may also invest up to 20% of the Income Portfolio's assets in below investment-grade securities or in non-rated securities the Adviser believes to be comparable. Lower-rated and unrated securities are generally subject to greater financial risk than higher-rated securities, as there is a greater probability that issuers of lower-rated securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions. The market price of lower-rated securities generally fluctuates more than those of higher-rated securities, which may affect the value of the Portfolio. Securities which are rated lower than BBB or Baa (commonly referred to as "junk bonds") should be considered speculative as such ratings indicate a quality of less than investment grade. Securities rated BBB or Baa, although investment grade, also reflect speculative characteristics. The Adviser will only invest in these lower-rated securities if it believes the income and yield are sufficient to justify the incremental risk.

INVESTMENT RESTRICTIONS

     While many of the decisions of the Adviser depend on flexibility, there are certain principles so fundamental that they are required as matters of policy.

     These may not be changed without a vote of the majority of the outstanding shares of the respective Portfolio.

     IN ADDITION TO OTHER RESTRICTIONS LISTED IN THE STATEMENT OF ADDITIONAL INFORMATION, EACH PORTFOLIO MAY NOT:

     - invest more than 5%* of its total assets in the securities of any single issuer (other than U.S. government securities), except that up to 25% of assets may be invested without regard to this 5% limitation;
     -    acquire more than 10%* of the voting securities of any company;
     -    invest more than 25%* of its assets in any single industry;
     - borrow money (except it may borrow up to 5% of its total assets for emergency, non-investment purposes, or up to 33 1/3% to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolios).

* Percentage at the time the investment is made.

WHO WE ARE

     Composite Deferred Series, Inc. was incorporated under the laws of Washington on December 8, 1986, as an open-end management investment company. It is a series company consisting of three separate Portfolios, each of which is classified as diversified under the Investment Company Act of 1940.

     Shares of the Portfolios are currently sold only to, and are owned entirely by, the WM Deferred Variable Accounts (the "Accounts") to fund the benefits under certain flexible premium variable annuity contracts (the "Contracts") issued by WM Life Insurance Company, the "Company." The Accounts, for which WM Funds Distributor, Inc. serves as "Distributor," will invest in shares of the Portfolios as directed by the Contract Owner whose allocation rights are further described in the attached Prospectus for the Contracts. The Company may cause the Accounts to sell shares to the extent necessary to provide benefits under the Contracts.

     The Fund is managed by WM Advisors, Inc. (the "Adviser"). The Adviser and Distributor are indirect wholly owned subsidiaries of Washington Mutual, Inc. The Adviser manages other mutual funds with differing objectives, as well as institutional advisory accounts, and has been in the business of investment management since 1944. The Adviser's address is 1201 Third Avenue, Suite 1400, Seattle, Washington 98101-3015.

     The Adviser advises the Fund on investment policies and specific investments. Subject to supervision by the Fund's Board of Directors, the Adviser determines which securities are to be bought or sold. These decisions are based on analyses of the nation's economy, sectors of industry and specific corporations. They are compiled from extensive data provided by some of the country's largest investment firms, in addition to the Adviser's own investigation.

     William G. Papesh is president of the Fund and of the Adviser. A team of the Adviser's investment professionals manage each Portfolio under supervision of the Adviser's investment committee. The primary Portfolio managers ___________________ are for the Growth & Income Portfolio; Gary J. Pokrzywinski, CFA, for the Income Portfolio; and David W. Simpson, CFA, for the Northwest Portfolio. Mr. _________ has been employed by the Adviser since ________________ and has ____ years of continuous investment experience. Mr. Pokrzywinski has been employed by the Adviser since July 1992 and has 13 years of continuous experience in fixed-income and financial market analysis. Mr. Simpson has been employed by the Adviser since March 1993 and has 12 years of continuous investment experience.

     Management has included a discussion of performance in the Fund's annual report which is available upon request and without charge by calling the Fund offices.

     The Fund has an authorized capitalization of 10 billion shares of capital stock. Shares are designated by Portfolio. All shares of the Fund are freely transferable. They do not have preemptive rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. The Fund does not normally hold annual meetings. It may hold shareholder meetings from time to time on important matters. With certain exceptions, such as changes of investment objective and approval of the management contract, all shares have equal voting rights on any corporate matter requiring shareholder approval. Investors (contract owners) may instruct the Company on voting shares at shareholders' meetings. (See the Prospectus for the Account, "Voting Rights," for a discussion of pass-through voting.)

     WM Advisors, Inc. serves as "Adviser" under an investment management agreement with the Fund. The agreement is renewable every year subject to the approval of the Fund's Board of Directors.

     A fee based on a percentage of average daily net assets is paid to the Adviser for its services. This includes investment management and administrative services and the Adviser's function as an agent for the Fund in paying that portion of the fee owed to the Distributor for its services. The Fund is responsible for paying expenses of operation that are not assumed by the Adviser.

     Each Portfolio pays advisory fees equal to an annual rate of .50% of the average daily net asset value of the Portfolio. Advisory fees are calculated daily and paid monthly.

     Other operating expenses include fees of directors not employed by the Adviser, custodial fees, auditing and legal fees, publishing reports to shareholders, corporate meetings, and other normal costs of running a business.

THE VALUE OF A SINGLE SHARE

     The value of each Portfolio is calculated at the end of each business day the New York Stock Exchange is open or 1:00 p.m. Pacific time, whichever is earlier. That figure is determined by adding the value of the securities and other assets and subtracting any liabilities of the Portfolio. That amount, divided by the number of shares outstanding, is the net asset value per share, which is commonly referred to as "NAV."

     Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Portfolios' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portfolios' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value.

HOW TO BUY SHARES

     Investments in shares of the Portfolios may only be made by the WM Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company for the purpose of funding annuity contracts issued by the Company. Investors desiring to purchase annuity contracts supported by any of the portfolios of Composite Deferred Series should read this prospectus in conjunction with the Account Prospectus.

     Portfolio shares are offered to the Accounts without sales charge at the NAV next determined after receipt by the Fund of the purchase order.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

     The Portfolios distribute dividends from net investment income which is essentially interest and dividends from securities held minus expenses. They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. Dividends from net investment income and any distributions of realized capital gains are reinvested in additional shares of the respective Portfolio at net asset value.

     For the Income Portfolio, dividends are accrued daily and paid monthly, when available; for the Growth & Income Portfolio, dividends are declared and paid quarterly, when available; and for the Northwest Portfolio, dividends are declared and paid annually, when available. Any net realized capital gains will be paid annually.

INCOME TAXES ON DIVIDENDS AND CAPITAL GAINS

     The Portfolios qualify as regulated investment companies under the Internal Revenue Code. As long as they remain qualified, they will not be subject to federal income tax on income and capital gains distributed to its shareholders. Portfolios within a series fund are treated separately for federal income tax purposes.

     Since the Accounts will be the only shareholders of the Fund, no discussion is included about the federal income tax consequences to shareholders. For information concerning the federal income tax consequences to holders of variable annuity contracts, see the attached Prospectus for the Flexible Premium Deferred Variable Annuity Contracts.

HOW TO SELL SHARES

     Shares of the Fund's portfolios may be redeemed for cash at any time by the. There is no charge levied by the Fund for redemption of Portfolio shares, nor is any fee imposed on the exchange of shares of one Portfolio for those of another. The share price paid on sales or exchanges will be the NAV next determined after receipt of the request.

     Contract Owners should see the Prospectus for the Accounts for information on surrenders and withdrawals under the annuity contracts and any charges associated with the annuity contracts. (See the Prospectus for the Accounts for a discussion of contingent deferred sales charge.)

WE'RE HERE TO HELP YOU

     Any inquiries you may have regarding this Fund or your account may be directed to your investment representative or to [WM Life Insurance Company] at the address or telephone number on Page [ ] of their Prospectus.

FINANCIAL HIGHLIGHTS

   The tables on this and the following page presents selected financial information about the Portfolios, including per share data, expense ratios and other data based on average net assets. Information relating to the year ended December 31, 1998 has been audited by Deloitte & Touche LLP, the Fund's independent auditors, and information relating to prior periods has been audited by LeMaster & Daniels PLLC. The reports of Deloitte & Touche LLP and LeMaster & Daniels PLLC appear in the Fund's annual reports for the years ended December 31, 1998 and 1997, respectively. The annual reports are incorporated by reference into the Statement of Additional Information.


GROWTH &
INCOME
PORTFOLIO


                                              YEARS ENDED DECEMBER 31, 1998
                                        1998        1997        1996        1995        1994
                                        ----        ----        ----        ----        ----
NET ASSET VALUE
BEGINNING OF PERIOD. . . . . . . .                 $24.32      $20.22      $15.70      $15.71
                                                  -------     -------     -------     -------
     INCOME FROM
      INVESTMENT
      OPERATIONS
       Net Investment
       Income. . . . . . . . . . .                   0.29        0.34        0.35        0.31
       Net Gains or
       Losses on
       Securities (both
       realized
       and unrealized. . . . . . .                   6.49        4.10        4.90        0.12
                                                  -------     -------     -------     -------
     Total from
      Investment
      Operations . . . . . . . . .                   6.78        4.44        5.25        0.43
                                                  -------     -------     -------     -------
     DISTRIBUTIONS
      Dividends (from
      net investment income. . . .                  (0.29)      (0.34)      (0.35)      (0.31)
      Distributions
       (from capital
       gains . . . . . . . . . . .                  (1.75)         -        (0.38)      (0.13)
                                                  -------     -------     -------     -------
     Total Distribution. . . . . .                  (2.04)      (0.34)      (0.73)      (0.44)
                                                  -------     -------     -------     -------
     NET ASSET VALUE,
      END OF PERIOD. . . . . . . .                 $29.06      $24.32      $20.22      $15.70
                                                  -------     -------     -------     -------
                                                  -------     -------     -------     -------
      TOTAL RETURN (1) . . . . . .                  29.66%      22.09%      33.70%       2.72%
     RATIOS/SUPPLEMENTAL
     DATA
      Net Assets,
    End of Period
      ($1,000's) . . . . . . . . .                $57,255     $41,402     $24,448     $14,195
    Ratio of
     Expenses to
     Average Net Assets (2). . . .                   0.59%       0.61%       0.70%       0.68%
    Portfolio Turnover
     Rate. . . . . . . . . . . . .                    .50%        .45%        .36%        .25%


(1) Total returns do not reflect a sales charge.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure is required beginning in fiscal year
1996.

                                 NORTHWEST PORTFOLIO


                                                      YEARS ENDED DECEMBER 31,

                                        1998        1997        1996        1995        1994
                                        ----        ----        ----        ----        ----
NET ASSET VALUE
BEGINNING OF
PERIOD . . . . . . . . . . . . . .                 $18.23      $14.99      $11.97      $12.19

INCOME FROM INVESTMENT
OPERATIONS
 Net Investment
  Income . . . . . . . . . . . . .                   0.07        0.09        0.09        0.08
 Net Gains or
Losses on
 Securities
 (both realized and
  unrealized). . . . . . . . . . .                   5.80        3.24        3.02      (0.21)
 Total From
  Investment
  Operations . . . . . . . . . . .                   5.87        3.33        3.11      (0.13)

 LESS
 DISTRIBUTIONS
 Dividends (from net investment
  income). . . . . . . . . . . . .                  (0.07)      (0.09)      (0.09)      (0.08)
 Distributions
 (from capital gains). . . . . . .                  (0.48)          -           -       (0.01)
                                                  -------     -------     -------     -------
 Total Distributions . . . . . . .                  (0.55)      (0.09)      (0.09)      (0.09)
                                                  -------     -------     -------     -------
 NET ASSET VALUE,
  END OF PERIOD. . . . . . . . . .                 $23.55      $18.23      $14.99      $11.97
                                                  -------     -------     -------     -------
                                                  -------     -------     -------     -------
 TOTAL RETURN(2) . . . . . . . . .                  32.92%      22.23%      26.03%      -1.12%
 RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Period ($1,000's) . . . .                $19,924     $12,770      $7,495      $4,647
  Ratio of
  Expenses to
  Average Net Assets(3). . . . . .                   0.68%       0.77%       0.90%       0.87%
 Ratio of Net
  Income to
  Average Net Assets . . . . . . .                   0.31%       0.56%       0.67%       0.76%
 Portfolio Turnover
  Rate . . . . . . . . . . . . . .                     31%         31%         11%         17%


(1)  From commencement of operations on January 4, 1993.
(2) Total returns do not reflect a sales charge. Returns of less than one year are not annualized.
(3) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995. The ratio of expenses before management fee waiver and expense reimbursements was 1.45% for fiscal 1993.
(4)  Average commission paid disclosure is required beginning in fiscal year
     1996.
(5)  Annualized.

                                   INCOME PORTFOLIO


                                                    YEARS ENDED DECEMBER 31,

                                        1998        1997        1996        1995       1994
                                        ----        ----        ----        ----       ----
NET ASSET VALUE
BEGINNING OF
PERIOD . . . . . . . . . . . . . .                 $12.08      $12.59      $11.22      $12.57
                                                  -------     -------     -------     -------
 INCOME FROM
  INVESTMENT
OPERATIONS
 Net Investment
  Income . . . . . . . . . . . . .                   0.79        0.78        0.79        0.79
 Net Gains or
 Losses on
 Securities
 (both realized and
  unrealized). . . . . . . . . . .                   0.45       (0.51)       1.37       (1.35)
                                                  -------     -------     -------     -------
 Total From
  Investment
  Operations . . . . . . . . . . .                   1.24        0.27        2.16       (0.56)
                                                  -------     -------     -------     -------
 LESS
 DISTRIBUTIONS
 Dividends (from
  net investment income) . . . . .                  (0.79)      (0.78)      (0.79)      (0.79)
 NET ASSET VALUE,
  END OF PERIOD. . . . . . . . . .                 $12.53      $12.08      $12.59     $11.22
                                                  -------     -------     -------     -------
                                                  -------     -------     -------     -------
 TOTAL RETURN (1). . . . . . . . .                  10.62%       2.34%      19.86%      -4.48%

 RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Period ($1,000's) . . . .                $18,364     $17,385     $15,206     $10,842
  Ratio of
  Expenses to
  Average Net Assets(3). . . . . .                   0.70%       0.67%       0.76%       0.74%
 Ratio of Net
  Income to
  Average Net Assets . . . . . . .                   6.48%       6.46%       6.62%       6.79%
 Portfolio Turnover
  Rate (2) . . . . . . . . . . . .                      9%         11%         14%         15%
 Average Commission


(1) Total returns do not reflect a sales charge.
(2) The ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                         STATEMENT OF ADDITIONAL INFORMATION

                                     May 1, 1999


COMPOSITE DEFERRED SERIES, INC.

     A Mutual Fund Formed to Meet a Broad Range of Investment Objectives

     1201 Third Avenue, Suite 1400
     Seattle, WA 98101
     Toll free: 800-543-8072

     Composite Deferred Series, Inc. (the "Fund") aims to enable investors to meet a broad range of investment alternatives by providing a series of three separate portfolios, each with a different investment objective. Additional portfolios may be created by the Board of Directors, from time to time, without further action on the part of existing investors. Investors choose whichever portfolio best suits their needs and may exchange portfolios within the Fund without charge as their investment objectives or economic conditions change. The portfolios are:

     - GROWTH & INCOME PORTFOLIO: The primary objective of this Portfolio is long-term capital growth. Current income is a secondary consideration. Investments are made in a diversified pool of common stocks and other securities.

     - NORTHWEST PORTFOLIO: This Portfolio seeks long-term growth of capital by investing in common stocks of companies located or doing business in Alaska, Idaho, Montana, Oregon and Washington.

     - INCOME PORTFOLIO: The objective of this Portfolio is to provide a high level of current income that is consistent with protection of shareholders' capital. It pursues this objective through careful investment in a diversified pool of debt securities.

     Individual portfolio investments, carefully chosen to fulfill the diverse objectives, are adjusted in accordance with WM Advisors, Inc.'s (the "Adviser") evaluation of changing market risks and economic conditions. There can be no assurance that these investment objectives will be achieved.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MAY 1, 1999, AS WELL AS THE PROSPECTUS FOR THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS ISSUED BY WM LIFE INSURANCE COMPANY WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING WM LIFE INSURANCE AT THE ADDRESS SHOWN IN THEIR PROSPECTUS. THIS STATEMENT IS INTENDED TO PROVIDE ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATION OF THE FUND WHEN ALLOCATING AN INVESTMENT UNDER THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT TO THE FUND.

                                  TABLE OF CONTENTS

                          Page          Page

The Fund and Its Management             Brokerage Allocations and
Distribution Services                   Portfolio Transactions
How Shares Are Valued                   General Information
How Shares Can Be Purchased             Financial Statements and
Redemption of Shares                    Reports
Dividends, Capital Gain                 Appendix A
  Distributions and Taxes               Appendix B
Investment Practices
Investment Restrictions


THE FUND AND ITS MANAGEMENT
WM DEFERRED VARIABLE ACCOUNT

     Currently, shares of the Fund's portfolios are sold only to the WM Deferred Variable Accounts (the "Accounts") to fund the benefits under certain flexible premium deferred variable annuity contracts (the "Contracts") issued by WM Life Insurance Company (the "Company"). In the future, shares may be sold to certain other separate accounts and affiliated entities of the Company. The Accounts will invest in shares of the various portfolios of the Fund as directed by the investor (the "Contract Owner"), whose allocation rights are further described in the prospectus for the Contracts. The Company may sell shares to the extent necessary to provide benefits under the Contracts.

THE INVESTMENT ADVISER

     As discussed under "Who We Are" in the prospectus, Composite Deferred Series, Inc. (the "Fund") is managed and investment decisions are made under the supervision of WM Advisors, Inc. (the "Adviser"). Decisions to buy, sell, or hold a particular security are made by an investment team of the Adviser, approved by an investment committee of the Adviser, subject to the control and final direction of the Fund's Board of Directors.

     The Adviser has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's investment policies (subject to terms of the Prospectus and this SAI), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Portfolio's investment performance and reporting to the Board of Directors, as well as providing certain administrative services. The Adviser is an indirect wholly owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company.

INVESTMENT MANAGEMENT SERVICES

     Advisory fees and services performed by the Adviser are discussed in the prospectus. The investment management agreement (the "Agreement") between the Fund and the Adviser requires the Adviser to furnish suitable office space, research, statistical and investment management services to the Fund. It was approved by the Fund's shareholder and will continue if approved at least annually by the Fund's Board of Directors (including a majority of the directors who are not parties to the Agreement) by votes cast in person at a meeting called for the purpose of voting on such approval; or by vote of a majority of the outstanding shares of the Fund. The Agreement can be terminated by either party on sixty (60) days' notice, without penalty, and provides for automatic termination upon its assignment.

     Under the provisions of the Investment Company Act of 1940 and as used elsewhere in the prospectus and this statement of additional information, the phrase "vote of the majority of the outstanding shares of the Fund" means the vote at any meeting of shareholders of (a) 67% or more of the shares present at such meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. The Accounts will vote shares as directed by Contract Owners.

     In payment for its services, the Adviser receives a monthly fee from each Portfolio equal to .50% per annum computed on the average daily net assets of each portfolio. For 1998, management fees paid by Growth & Income Portfolio, Income Portfolio, and Northwest Portfolio were _____, _____, and $ _____, respectively. For 1997, management fees paid by Growth & Income Portfolio, Income Portfolio and Northwest Portfolio were, $255,114, $88,173, and $85,274 respectively. For 1996, management fees paid by Growth & Income Portfolio, Income Portfolio and Northwest Portfolio were $162,589, $80,985, and $49,023, respectively.

     Under the terms of the Agreement, the Fund is required to pay fees of directors not employed by the Adviser or its affiliates, custodial expenses, brokerage fees, taxes, auditing and legal expenses, costs of issue, transfer, registration or redemption of shares for sale, and costs relating to disbursement of dividends, corporate meetings, corporate reports, and the maintenance of the Fund's corporate existence.

     Investment decisions for each Portfolio are made independently of those for other funds (or portfolios) in the WM Group of Funds. However, the Adviser may determine that the same security is suitable for more than one of the funds. If more than one of the funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized hat in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In other cases, however, it is believed that the ability to participate in volume transactions may provide better executions for each Portfolio. It is the opinion of the Fund's Board of Directors that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from exposure to simultaneous transactions.

     The Fund has adopted a code of ethics which is intended to prevent access persons from conducting personal securities transactions which interfere with Fund portfolio transactions or otherwise take unfair advantage of their relationship with the Fund. In general, the personal securities transactions of individuals with access to information regarding Fund portfolio transactions must be pre-cleared by the Adviser's Compliance Officer and must not occur when similar transactions are contemplated by the Fund.

GLASS-STEAGALL

     The Glass-Steagall Act, among other things, generally prohibits member banks of the Federal Reserve System from engaging to any extent in the business of issuing, underwriting, selling or distributing securities and generally prohibits management interlocks and affiliations between member banks and companies engaged in certain activities. In a Statement of Policy dated September 1, 1982, the Federal Deposit Insurance Corporation concluded that the investment restrictions of the Glass-Steagall Act do not apply to banks or their affiliates if the banks are not members of the Federal Reserve System. Washington Mutual Bank is not a member bank. The Adviser has advised the Fund that, in its view, the Glass-Steagall Act does not prohibit the activities of the Adviser and that it may perform the services for the Fund contemplated by the Investment Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

DIRECTORS AND OFFICERS OF THE FUND

     The Fund's Board of Directors is elected by the shareholder as directed by Contract Owners. Interim vacancies may be filled by the current directors so long as at least two-thirds were previously elected by the shareholder. The Board has responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect officers who are responsible for administering the Fund's day-to-day operations. Directors and officers hold identical positions with each of the funds in the WM Group. Their business experience for the past five years is set forth below. Unless otherwise noted, the address of each officer is 1201 Third Avenue, Suite 1400, Seattle, WA 98101.

WAYNE L. ATTWOOD, MD (1/28/29)
Director
2931 S. Howard
Spokane, Washington 99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology. Former president, Medical Staff - Sacred Heart Medical Center; former president of Spokane Society of Internal Medicine; and former president of Spokane Physicians for Social Responsibility.

KRISTIANNE BLAKE (1/22/54)
Director
705 W. 7th, Suite D
Spokane, Washington 99204

Mrs. Blake is a CPA specializing in personal financial and tax planning since 1975. Served as a partner with the accounting firm of Deloitte, Haskins & Sells prior to starting own firm in 1987. Community activities include: United Way of Spokane County - board chair; YMCA of the Inland Northwest - treasurer; Junior League of Spokane - past president; Spokane Intercollegiate Research & Technology Institute Foundation - board member; Spokane Joint Center for Higher Education - board member; Spokane Area Chamber of Commerce - board member; and St. George's School - board member.

*ANNE V. FARRELL (7/17/35)
 Director
 425 Pike Street, Suite 510
 Seattle, Washington 98101

Mrs. Farrell joined the Seattle Foundation (a charitable foundation) in 1980 as executive vice president. Became president in 1984. Also serves on the board of Washington Mutual Bank and Blue Cross of Washington and Alaska. Listed in Who's Who in America. Past President of the Nature Conservancy of Washington, Lakeside School and Seattle Rotary Club. Currently a Regent at Seattle University and president of the Rainier Club in Seattle.

*MICHAEL K. MURPHY (1/14/37)
 Director
 PO Box 3366
 Spokane, Washington 99203

Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company) and president of Inland Asphalt Company. Member of the board of directors for Washington Mutual, Inc. ("Washington Mutual"), and Momentum, Inc. Former president and director of Inland Empire Chapter - Associated General Contractors, and former director of National Aggregates Associates.

*WILLIAM G. PAPESH (1/21/43)
 President and Director

Mr. Papesh is president and director of WM Advisors, Inc. (the "Advisor"), WM Shareholder Services, Inc. ("Shareholder Services"), WM Funds Distributor, Inc. (the "Distributor") and WM Financial Services, Inc. (a registered investment adviser and broker/dealer).

DANIEL L. PAVELICH (9/12/44)
Director
Two Prudential Plaza
180 North Stetson Avenue, Suite 4300
Chicago, Illinois 60601

Mr. Pavelich is Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm. Worked in Seidman's Spokane office for 27 years and is a former presiding member of the firm's board of directors. A member of the American Institute of CPAs and served as a vice president of the Washington Society of CPAs' board of directors.

JAY ROCKEY (1/5/28)
Director
2121 - Fifth Avenue
Seattle, Washington 98121

Mr. Rockey is founder and chairman of The Rockey Company, a public relations and marketing communications consulting firm with headquarters in Seattle and offices in Portland and Spokane. Founder and director of RXL Pulitzer, an international multimedia company that is a joint venture with Pulitzer Publishing Co. of St. Louis. History includes managing New York City public relations for Aluminum Company of America, director of public relations for the Seattle World's Fair and the presidency of the Public Relations Society of America.

RICHARD C. YANCEY (5/28/26)
Director
535 Madison Avenue
New York, New York 10022

Investment Banker - Dillon, Read & Co., Inc., New York City, 1952 through 1992. Served as vice president, managing director and director and senior advisor at Dillon, Read & Co. Member of the boards of directors of AdMedia Partners, Inc., CapMAC Holdings Inc., Fiberite, Inc., The Scoreboard, Inc., and Czech and Slovak American Enterprise Fund.

*These directors are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Fund, its Adviser, or Distributor.

GENE G. BRANSON (12/26/45)
Vice President
11th Floor
601 W. Main Street
Spokane, WA 99201

Senior Vice President and Director of the Distributor and Shareholder Services and Vice President and Director of the Advisor.

MONTE D. CALVIN, CPA (1/22/44)
Senior Vice President and Chief Financial Officer
601 W. Main Avenue
Suite 300
Spokane, WA 99201

Executive Vice President and Director of Shareholder Services; Director of the Advisor and the Distributor.

SANDRA CAVANAUGH (5/10/54)
Senior Vice President
1631 Broadway
Sacramento, CA 95818

First Vice President and Director of the Distributor since September 1997. Director of Advisor and Shareholder Services. Prior to joining the Distributor, Ms. Cavanaugh held senior level positions with AIM Funds Distributor, First Interstate Investments and ASB Financial Services.

JOHN T. WEST (1/21/55)
Vice President, Secretary and Compliance Officer
601 W. Main Avenue
Suite 300
Spokane, WA 99201

Vice President of Shareholder Services.

[The Fund paid no remuneration to any of its officers, including Mr. Papesh during the year ended December 31, 1998.] The Fund and other Funds within the Composite Group paid directors' fees during the year ended December 31, 1998, in the amounts indicated below.

                         GROWTH &
                         INCOME         NORTHWEST      INCOME
  DIRECTOR               PORTFOLIO      PORTFOLIO      PORTFOLIO

Wayne L. Attwood, MD     $              $              $
Kristianne Blake
Daniel L. Pavelich
Jay Rockey
Richard C. Yancey

(1) Each director serves in the same capacity with each Fund in the WM Group of Funds.


     As of April __, 1999, officers, directors and their immediate families as a group owned of record and beneficially less than 1% of the shares outstanding of any portfolio of the Fund. The WM Deferred Variable Account of WM Life Insurance Company is the sole shareholder of the Fund.

DISTRIBUTION SERVICES

DISTRIBUTOR

     WM Funds Distributor, Inc. (the "Distributor") will purchase and resell shares of the Fund's capital stock to fill orders placed with it by the Accounts. Currently, shares of the Fund's portfolios may only be sold to the WM Deferred Variable Accounts or to any future separate account developed by WM Life Insurance Company.

     The Distributor has not received any earnings or profits from the redemption of Fund shares. No brokerage fees were paid by the Fund to the Distributor during the year. The Distributor may act as broker on portfolio purchases and sales should it become a member of a national securities exchange.

HOW SHARES ARE VALUED

     Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Fund's Board of Directors, which uses information with respect to valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Directors.

HOW SHARES CAN BE PURCHASED

     Information concerning the purchase of shares is discussed under "How to Buy Shares" in the prospectus. Shares of the Fund are sold in a continuous offering and may be purchased only by the WM Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company for the purpose of funding variable annuity contracts. The Accounts pay the net asset value next determined after the Fund receives the purchase order. The Fund receives the entire net asset value of all shares sold. (See Appendix A for a specimen price make-up sheet.)

REDEMPTION OF SHARES

     Shares of any portfolio of the Fund can be redeemed by the Accounts at any time for cash, without sales charge, at the net asset value next determined after receipt of the redemption request. Variable Annuity Contract Owners should be aware, however, that a contingent deferred sales charge may be applied to surrenders and withdrawals under the Contract as described in the Contract prospectus.

     The Fund reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption of the shares of any portfolio for any period during which the New York Stock Exchange is closed (other than weekend and holiday closings) or trading on that Exchange is restricted, or during which an emergency exists (as determined by the Securities and Exchange Commission) as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable for the portfolio to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may, by order, permit for the protection of shareholders.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     The Fund intends to continue to conduct its business and maintain the necessary diversification of assets and source of income requirements to qualify as a diversified management investment company under the Internal Revenue Code (the "Code"). The Fund so qualified during the 1998 fiscal year. As a result, under Subchapter M of the Code, the Fund is accorded conduit or "pass through" treatment for federal income tax purposes during each year in which it distributes to its shareholders 90% or more of its gross income from dividends, interest and gains from the sale or other disposition of securities. The Fund intends to distribute such amounts as necessary to avoid federal income taxes.

     Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the portfolio paying the dividend or making the distribution and credited to the Account. Any such reinvestment will be without charge at the net asset value of the respective portfolio.

     Since [WM Life Insurance Company] is the only shareholder of the Fund, no discussion is included about the federal income tax consequences to shareholders. For information concerning the federal tax consequences to holders of variable annuity contracts, see the prospectus for the Flexible Premium Deferred Variable Annuity Contracts.

INVESTMENT PRACTICES

     The investment objectives and policies of the Fund's three separate portfolios appear in the prospectus and are extended below. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks and economic conditions. Such changes are made as management believes necessary to meet the objectives of the portfolios and the best interest of investors.

     In addition to these policies, the Fund is subject to investment restrictions which cannot be changed without approval of a majority of outstanding shares. These restrictions are discussed under "Investment Restrictions." No significant investment policies can be changed without shareholder approval.

     Because of the many factors which influence fluctuations in the market value of securities owned by the Fund, including economic trends, government actions and regulations, and international monetary conditions, there can be no assurance that the objectives of the Fund's portfolios will be achieved. There are market risks inherent in all investments. The Fund believes, however, that through professional management the prospects for investment success are enhanced.

GROWTH & INCOME PORTFOLIO

     The investment objectives and policies of the Growth & Income Portfolio are described in the prospectus. The Portfolio aims to achieve long-term growth of principal with current income a secondary consideration through the use of a flexible investment policy. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks. Thus the relative proportion of various types of securities held may vary significantly. The Portfolio attempts to anticipate market conditions and economic changes. It pursues its objective by usually placing emphasis on the selection and ownership of common stocks (although the Portfolio may also invest in bonds, preferred stocks, U.S. Treasury bills, certificates of deposit, and repurchase agreements). There may be times when it appears prudent to reduce the proportion of common stocks held to not less than 35% of the portfolio's total net assets. During such periods, the investment in fixed-income securities, bonds and preferred stocks may exceed that of common stocks.

NORTHWEST PORTFOLIO

     The investment objective and policies of the Northwest Portfolio are described in the prospectus. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks and economic conditions. Such changes are made as management believes necessary to meet the objectives of the Fund and the best interest of investors.

     The Portfolio's investment objective is to provide long-term growth of capital by investing in common stocks of companies doing business or located in the Northwest region (Alaska, Idaho, Montana, Oregon and Washington). Under normal circumstances, at least 65% of its assets will be invested in companies whose principal executive offices are located in these states.

INCOME PORTFOLIO

     Investment objectives and policies of the Income Portfolio are described in the prospectus. The investment objective of the Portfolio is to provide a high current yield consistent with moderate risk. The Portfolio will invest in the following:

1. Debt and convertible debt securities (payable in U.S. funds) which have a rating within the four highest grades as determined by Standard & Poor's (AAA, AA, A, or BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A or
     Baa). Under present commercial bank regulations, bonds rated in these categories generally are regarded as eligible for bank investment. Securities rated BBB or Baa may have speculative characteristics. Up to 20% of the Portfolio's total assets may be invested in debt, convertible debt, preferred stocks, and convertible preferred stocks which are not rated within the four highest grades by Standard & Poor's or Moody's. These issues must be rated B (Standard & Poor's) or B (Moody's) or better, or may be non-rated obligations which the Adviser believes to be of comparable quality. This practice may involve higher risks, but the Adviser will only use such practices if it believes the income and yield is sufficient to justify such risks. See Appendix B for a detailed description of these ratings.

2. Debt instruments issued or guaranteed by the United States government or its agencies or instrumentalities.

3. Obligations of U.S. banks that are members of the Federal Reserve System, not to exceed 25% of the Portfolio's total assets.

4. Preferred stocks and convertible preferred stocks which have a rating within the four highest grades of Standard & Poor's (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) ratings applicable to such securities.

5. The highest-grade commercial paper as rated by Standard & Poor's (A-1) or by Moody's (Prime 1).

6. Repurchase agreements: The Portfolio may acquire an underlying debt instrument, secured by the full faith and credit of the United States government, for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price.

7. Time or demand deposits in U.S. banks, but not to exceed 10% of the Portfolio's total assets if they are of an illiquid nature.

     The Portfolio will not directly purchase common stocks; however, it may retain up to 10% of the value of the Portfolio's total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants or rights attached thereto.

     Although no more than 20% of the Fund's total assets may be invested in "high yield" securities (i.e., not rated among the four highest grades, commonly referred to as "junk" bonds), these securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than the lower yielding, higher-rated, fixed-income securities which comprise most of the Portfolio. Risks of high-yield securities include: (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high-yield securities, their prices may decline rapidly in the event a significant number of holders decide to sell. The high-yield bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of and/or tax of high yield bonds, or otherwise diminish their advantages, which, if enacted, could adversely affect the value of these securities and the Fund's net asset value.

     The Fund's average portfolio quality during 1996 is presented below:

                                       Percentage of Average
               S&P Rating                   Total Assets
          ---------------------        ---------------------
           AAA (or US Treasury)
           AA
           A
           BBB
           BB
           B
           Not Rated

     The Portfolio has a policy not to concentrate its investments and accordingly will not invest more than 25% of its total assets in any one industry. The Portfolio considers the Electric Utilities, Electric and Gas Utilities, Gas Utilities, and Telephone Utilities to be separate industries. Foreign issues will also be considered a separate industry. This policy on industry classification may result in increased risk.

     In view of such possible investment in these industries, an investment in the Portfolio should be made with an understanding of their characteristics and the risks which such an investment may entail. General problems of the utility industries include the difficulty in obtaining an adequate return on invested capital (even in spite of frequent increases in rates which have been granted by the public service commissions having jurisdiction), difficulty in financing large construction programs during an inflationary period, restrictions on operations, difficulty in obtaining fuel for electric generation at reasonable prices, uncertainty in obtaining natural gas for resale, and the effects of energy conservation.

     Federal, state and municipal governmental authorities may, from time to time, review existing (and impose additional) regulations governing the licensing, construction and operating of nuclear power plants. Any of these delays or the suspension of operations of such plants which have been or are being financed by proceeds of certain obligations held in the Portfolio may affect the payment of interest on or the repayment of the principal amount of such obligations. The Fund is unable to predict the ultimate form any such regulations may take or the impact such regulations may have on the obligations of the Portfolio.

     The Portfolio does not intend to engage in active Portfolio trading; however, in certain cases, it will seek to take advantage of market developments and yield disparities. This may result in the sale of securities held for a short time. Such strategies may result in increases or decreases in the income available for distribution to shareholders and the recognition of gain or loss on the sale of securities.

     The net asset value of the shares of an open-end investment company investing primarily in fixed-income securities changes as the general level of interest rates fluctuate. When interest rates decline, the market value of a portfolio can be expected to rise; conversely, when interest rates rise, the market value of a portfolio can be expected to decline.

INVESTMENT PRACTICES COMMON TO ALL PORTFOLIOS

COMMON MANAGEMENT

     Investment decisions for Composite Deferred Series, Inc. are made independently of those made for other investment companies managed by the Adviser. However, the Adviser may determine that the same security is held in the portfolio of more than one of the funds in the WM Group. If more than one of such funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability to participate in volume transactions will provide better executions for the Fund. It is the opinion of the Board of Directors of the Fund that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from exposure of simultaneous transactions.

     Mortgage-backed Securities and Forward Commitments (Growth & Income and Income Portfolios only) The Portfolios may invest in mortgage-backed securities including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated-payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal for these securities. The guarantees, however, do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolios' shares. These certificates are, in most cases, "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates.

     Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with thirty-year maturities are customarily treated as prepaying fully in the twelfth year, and securities backed by mortgages with fifteen-year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolios reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the ability to maintain high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

     The Portfolios may also purchase or sell securities (including GNMA, FNMA, and FHLMC certificates) on a when-issued or delayed-delivery basis (known generally as forward commitments). When-issued or delayed-delivery transactions arise when securities are purchased or sold by the portfolios with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolios at the time of entering into the transaction. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed-delivery transaction was entered into. When the Portfolios engage in when-issued and delayed-delivery transactions, they rely on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity to obtain a price or yield considered to be advantageous.

     When-issued and delayed delivery transactions may be expected to settle within three months from the date the transactions are entered into. No payment or delivery, however, is made by the Portfolios until they receive delivery or payment from the other party to the transaction.

LENDING OF SECURITIES

     Each Portfolio may lend up to 30% of its securities to the National Association of Securities Dealers, Inc., registered broker-dealers and Federal Reserve member banks. Such loans will be made pursuant to agreements requiring the broker-dealer or bank to fully and continuously secure the loan by cash or other securities in which the Portfolio may invest equal to the market value of the securities loaned.

     The Portfolios will continue to receive interest and dividend income and any capital gains (losses) from the loaned securities. They receive compensation for lending their securities in the form of fees. The Adviser believes that each Portfolio within the Fund can benefit from such lending because of added incremental income from lending fees and expanded Portfolio return.

     The Portfolios will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's Board of Directors and monitored by the Adviser. In the event of a default or bankruptcy by a seller or borrower, the Portfolios will promptly liquidate collateral. However, the exercise of the right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligations, the Portfolios could suffer a loss.

INVESTMENT RESTRICTIONS

     While many of the decisions of the Adviser depend on flexibility, there are certain principles so fundamental that they are required as matters of policy. These may not be changed without a vote of the majority of the outstanding shares of the respective Portfolio.

EACH PORTFOLIO MAY NOT:

* with respect to 75% of total assets, invest more than 5%* of its total assets in the securities of any single company or issuer (other than U.S. government securities);

* invest in any company for the purpose of management or control nor acquire more than 10%* of the voting securities of any company;

*    invest in other investment companies (except as part of a merger);

* underwrite the securities of other issuers (except in connection with the sale of GNMA certificates);

* buy securities subject to restrictions under federal securities laws, or to restrictions on disposition (except repurchase agreements);

* invest more than 25%* of its assets in any single industry or in foreign securities;

* invest more than 10%* of its assets in foreign securities not payable in U.S. dollars;

*    buy securities on margin, or engage in "short" sales;

* invest in real estate, oil and gas interests, or commodities (except Growth & Income and Northwest Portfolios may invest in publicly traded real estate investment trusts);

* buy or sell options (except for covered call options in the Growth & Income and Northwest Portfolios);

* borrow money (except it may borrow up to 5% of its total assets for emergency, non- investment purposes, or up to 33 1/3% to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its Portfolios);

*    lend money (except for the execution of repurchase agreements);

* buy or sell futures related securities (except for forward commitments of GNMAs and other mortgage-backed securities);

*    issue senior securities.

*    Percentage at the time the investment is made.

BROKERAGE ALLOCATIONS AND PORTFOLIO TRANSACTIONS

     Under terms of the Investment Management Agreement, WM Advisors, Inc. acts as agent for the Fund in entering orders with broker-dealers to execute portfolio transactions and in negotiating commission rates where applicable. Decisions as to eligible broker-dealers are approved by the president of the Fund.

     In executing portfolio transactions and selecting broker-dealers, the Adviser shall use its best efforts to seek, on behalf of the Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the reputation, financial condition, experience and execution capability of a broker-dealer, and the amount of the commission and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker-dealer.

     The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund. This commission may be in excess of the amount of commission or net price another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may commit to pay commission dollars to brokers or financial institutions for specific research materials or products that it considers useful in advising the institutions for specific research materials or products that it considers useful in advising the Fund and/or its other clients.

     Research services furnished to the Adviser include, for example, written and electronic reports analyzing economic and financial characteristics of industries and companies, reports concerning portfolio strategies and characteristics, telephone conversations between brokerage securities analysts and members of the Adviser's staff, and personal visits by such analysts, brokerage strategists and economists to the Adviser's office.

     Some of these services are of value to the Adviser in advising various clients, although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid to the Adviser is not reduced because it receives those services, even though it might otherwise be required to purchase these services for cash.

     The staff of the Securities and Exchange Commission has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the Adviser believes that the facilities, expert personnel and technological systems of a broker often enable the Fund to secure a net price by dealing with a broker that is as good as or better than the price the Fund could have received from a principal market maker, even after payment of the compensation to the broker. The Adviser places its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

     None of the broker-dealers with whom the Fund deals has any interest in the Adviser, Distributor or Administrator. The Distributor will not execute any portfolio orders for the Fund during the fiscal year, nor will the Distributor or the Adviser receive any direct or indirect compensation as a result of portfolio transactions of the Fund. Although Fund shares may be sold by brokers who execute portfolio transactions for the Fund, no brokerage will be allocated for such sales.

     Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of such portfolio securities during the fiscal year. The turnover rates for the Growth & Income, Income and Northwest portfolios for 1998 were __%, __% and __%, respectively. The turnover rates for the Growth & Income, Income and Northwest Portfolios for 1997 were 50%, 9%, and 31%, respectively.

GENERAL INFORMATION

ORGANIZATION AND AUTHORIZED CAPITAL

     As discussed under "Who We Are" in the prospectus, Composite Deferred Series, Inc. was incorporated under the laws of the State of Washington on December 8, 1986, under a certificate of incorporation granting perpetual existence. The Fund has an authorized capitalization of 10 billion shares of capital stock, without par value. Shares are issued by class designated by the Portfolio. All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares has any preference as to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights.

VOTING PRIVILEGES

The Accounts will vote their shares as instructed by Contract Owners. The Fund is not required to hold annual meetings. When meetings are called to elect directors, Contract Owners may exercise cumulative voting privileges for the election of directors under Washington state law in the election of directors. Using this privilege, Contract Owners are entitled to one vote for each contract unit owned by them. The total number of votes for directors to which a Contract Owner is entitled may be accumulated and cast for each candidate in such proportion that the Contract Owner may designate. Only the Contract Owners of a particular Portfolio may vote on any change of investment objective for that Portfolio.

CUSTODIAN

     The securities and cash owned by each Portfolio are held in safekeeping by Investors Fiduciary Trust Company (IFTC), 127 West 10th, Kansas City, MO 64105. IFTC is a wholly owned subsidiary of State Street Bank. The custodian's responsibilities include collecting dividends, interest and principal payments on each Fund's investments.

INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP, serves as the independent accountants of the Fund. Deloitte & Touche performs audit services for the Fund including the examination of the financial statements included in the annual report to shareholders, which is incorporated by reference into this statement of additional information. For years ending prior to December 31, 1998, LeMaster & Daniels PLLC, Certified Public Accountants, served as independent accountants of the Fund.

REGISTRATION STATEMENT

     This statement of additional information and the prospectus do not contain all of the information set forth in the registration statement the Fund has filed with the Securities and Exchange Commission. The complete registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS AND REPORTS

     Semiannual and annual reports are issued to shareholders. The annual reports include audited financial statements. The Fund's annual reports to shareholders dated December 31, 1998 and December 31, 1997, respectively, which are incorporated by reference into this Statement of Additional Information, may be obtained without charge by contacting the Fund's offices.

                                     APPENDIX A

                          DESCRIPTION OF SECURITY RATINGS

                                       BONDS

                     MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are subject to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and characterize bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. Modifier 1 indicates that the security ranks in the higher end of its generic rating category; Modifier 2 indicates a mid-range ranking; and Modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S (S & P)

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

     Note: Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                PREFERRED STOCKS

     Moody's preferred stock rating symbols and their definitions are as follows:

     aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     S&P's quality ratings on preferred stock are expressed by symbols like those used in rating bonds. They represent a considered judgment of the relative security of dividends and -- what is thereby implied -- the prospective yield stability of the stock.

     AAA: This is the highest rating that may be assigned by Standard & Poor to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B, CCC: Preferred stock in these categories are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER

     A1 and Prime 1 commercial paper ratings issued by Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) are the highest ratings these corporations issue.

     Commercial paper rated A1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

     Among factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

                                       PART C

                                 OTHER INFORMATION

ITEM 23. EXHIBITS

                                             Filing
                                             Incorporated        Date
   Exhibits                                  With                Filed
   --------                                  ------------        ------
   (a) Articles of Incorporation             Form N-1A           4-24-97
   (b) Bylaws                                Form N-1A           2-29-96
   (c) Instruments defining the              (see (a) and
      Rights of Shareholders                 (b) above)          N/A
   (d) Investment Management Agreement       Form N-1A           4-24-97
   (e) Distribution Contract                 Form N-1A           3-31-87
   (f) Bonus, profit sharing, pension or
       other similar contracts for
       benefit of directors or officers
       of the Registrant                                         N/A
   (g) Custody Agreement                     Form N-1A           4-24-97
   (h) Shareholders Service Contract         Form N-1A           2-29-96
   (i) Opinion and Consent of Counsel        Form N-1A           4-30-98
   (j) Accountants' Consent
   (k) All financial statements omitted
       from Item 23.                                             N/A
   (l) Agreements or understandings made                         N/A
       in consideration for providing
       initial capital                                           N/A
   (m) 12b-1 Plan                                                N/A
   (n) Financial Data Schedules
   (o) 18f-3 Plan                                                N/A

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

N/A

ITEM 25. INDEMNIFICATION.

     Registrant shall have the power to indemnify any director, officer or former director or officer of the Corporation, or any person who may have served at the Corporation's request as a director or officer of another corporation, against expenses actually and reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he becomes a party by reason of being or having been such director or officer, to the full extent permitted by the laws of the state of Washington, as such laws at anytime may be in force and effect, provided, however, that this indemnification provision shall not protect, or purport to protect, any director or officer of the corporation against any liability to the corporation or to the shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of this office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Directors                      Past Two Fiscal Years
---------                      ---------------------
Monte D. Calvin                WM Shareholder Services, Inc.
First Vice President,          601 West Main Ave., Suite 300, Spokane, WA 98201
Director

Treasurer, Director            April 1997 - present
                               WM Advisors, Inc.
                               1201 Third Ave., Suite 1400, Seattle, WA 98101

Vice President, Treasurer      July 1997 - present
Director                       WM Funds Distributor, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Craig S. Davis                 July 1997 - present
Director                       WM Funds Distributor, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Director                       WM Shareholder Services, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Director                       April 1997 - present
                               WM Advisors, Inc.
                               1201 Third Ave., Suite 1400, Seattle, WA 98101

Executive Vice President       December - present
                               Washington Mutual, Inc.
                               1201 Third Ave., Seattle, WA 98101

Chairman                       January 1996 - July 1997
                               ASB Financial Services, Irvin, CA

J. Pamela Dawson               July 1997 - present
Director                       WM Funds Distributor, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Director                       WM Shareholder Services, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Director                       April 1997 - present
                               WM Advisors, Inc.
                               1201 Third Ave., Suite 1400, Seattle, WA 98101

President                      March 1997 - present
                               WM Financial Services
                               1201 Third Ave., 7th Floor, Seattle, WA 98101

President                      December 1996 - July 1997
                               ASB Financial Services, Irvine, CA

Senior Vice                    November 1996 - December 1996
President/Regional Manager     Wells Fargo Securities/First Interstate,
                               Houston, TX

Kerry K. Killinger             WM Advisors, Inc.
Director                       1201 Third Ave., Suite 1400, Seattle, WA 98101

CEO, Chairman, Director        Washington Mutual Bank
                               1201 Third Avenue, Seattle, WA 98101

Director                       July 1997 - present
                               WM Funds Distributor, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Director                       WM Shareholder Services, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Sharon L. Howells              WM Advisors, Inc.
First Vice President,          1201 Third Ave., Suite 1400, Seattle, WA 98101
Corporate Secretary

Vice President,                July 1997 - present
Corporate Secretary            WM Funds Distributor, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Corporate Secretary            WM Shareholder Services, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Jeffrey D. Huffman             WM Advisors, Inc.
Vice President                 1201 Third Ave., Suite 1400, Seattle, WA 98101

B. Joel King                   March 1998 - present
Vice President                 WM Advisors, Inc.
                               1201 Third Ave., Suite 1400, Seattle, WA 98101

Vice President                 January 1996 - February 1998
                               Bennington Capital Management
                               1420 Fifth Ave., Seattle, WA 98101

William G. Papesh              WM Advisors, Inc.
President, Director            1201 Third Ave., Suite 1400, Seattle, WA 98101

President, Director            WM Shareholder Services, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Director                       WM Insurance Services
                               1201 Third Ave., Seattle, WA 98101

President, Director            WM Group of Funds
                               601 West Main Ave., Suite 300, Spokane, WA 98201

President, Director            July 1997 - present
                               WM Funds Distributor, Inc.
                               601 West Main Ave., Suite 300, Spokane, WA 98201

Brian L. Placzek               WM Advisors, Inc.
Vice President                 1201 Third Ave., Suite 1400, Seattle, WA 98101

Gary J. Pokrzywinski           WM Advisors, Inc.
Vice President                 1201 Third Ave., Suite 1400, Seattle, WA 98101

Audrey S. Quaye                February 1996 - present
Vice President                 WM Advisors, Inc.
                               1201 Third Ave., Suite 1400, Seattle, WA 98101

Credit Analyst                 January 1996 - February 1996
                               Tandem Computers, Cupertino, CA

Stephen C. Scott               March 1998 - present
Vice President                 WM Advisors, Inc.
                               1201 Third Ave., Suite 1400, Seattle, WA 98101

Senior Investment Advisor      Sierra Investment Services Corporation
                               9301 Corbin Ave., Northridge, CA 91324

President                      Sierra Investment Services Corporation
                               9301 Corbin Ave., Northridge, CA 91324

David W. Simpson               WM Advisors, Inc.
Vice President                 1201 Third Ave., Suite 1400, Seattle, WA 98101

Linda C. Walk                  December 1997 - present
Vice President                 WM Advisors, Inc.
                               1201 Third Ave., Suite 1400, Seattle, WA 98101

                               November 1996 - November 1997
                               Laid Norton Trust Company
                               Norton Building, Suite 1600, Seattle, WA 98104

                               January 1996 - July 1996
                               Ernst & Young LLP
                               2001 Market Street, 41st Floor, Philadelphia, PA 19103

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter for each Registrant is WM Funds Distributor, Inc.

     (b) The Directors and Officers of WM Funds Distributor, Inc., their positions with WM Funds Distributor, Inc. and the WM Group of Funds are set forth in the table below. The principal business address of WM Funds Distributor, Inc. and each of its directors and officers is 1201 Third Avenue, Suite 1400, Seattle, Washington 98101.

         Name and                 Position And             Positions And
    Principal Business            Offices With              Offices With
         Address                  Underwriter                Registrant
         -------                  -----------                ----------

William G. Papesh                  President                 President

Sandra A. Cavanaugh           First Vice President     Senior Vice President

Monte D. Calvin                 Vice President,       Chief Financial Officer,
                                   Treasurer           Senior Vice President

Sharon L. Howells               Vice President,        Senior Vice President
                              Corporate Secretary

     (c)  N/A

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant at 1201 Third Avenue, Suite 1400, Seattle, Washington 98101. The Registrant's custodian activities are performed at Investors Fiduciary Trust Company (IFTC), 127 W. 10th, Kansas City, MO 64105.

ITEM 29. MANAGEMENT SERVICES.

Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

ITEM 30. UNDERTAKINGS.

Management has included a discussion of Fund performance in the Fund's annual report which is available upon request and without charge.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Seattle, and State of Washington on the 25th day of February, 1999.

                                    COMPOSITE DEFERRED SERIES, INC.

                                    By: WILLIAM G. PAPESH*
                                        -------------------------
                                        William G. Papesh
                                        President, Principal Executive Officer

                                        MONTE D. CALVIN
                                        -------------------------
                                        Monte D. Calvin, CPA
                                        Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date indicated:

                                                       February __, 1999
---------------------------------
Wayne L. Attwood, Director

ANNE V. FARRELL*                                       February 25, 1999
---------------------------------
Anne V. Farrell, Director

KRISTIANNE BLAKE*                                      February 25, 1999
---------------------------------
Kristianne Blake, Director

                                                       February __, 1999
---------------------------------
Michael K. Murphy, Director

WILLIAM G. PAPESH*                                     February 25, 1999
---------------------------------
William G. Papesh, Director

                                                       February __, 1999
---------------------------------
Daniel L. Pavelich, Director

JAY ROCKEY*                                            February 25, 1999
---------------------------------
Jay Rockey, Director

RICHARD C. YANCEY*                                     February 25, 1999
---------------------------------
Richard C. Yancey, Director

*By: WILLIAM G. PAPESH
     ----------------------------
     William G. Papesh
     Pursuant to Powers of Attorney
     Filed herewith

                      COMPOSITE DEFERRED SERIES, INC.

                            POWER OF ATTORNEY

       Each of the undersigned does hereby constitute and appoint Monte D. Calvin, Sandra A. Cavanaugh, William G. Papesh and John T. West, and each of them acting alone, as his/her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Composite Deferred Series, Inc. (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Registrant's Registration Statement on Form N-1A pursuant to the 1933 Act and/or the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



Signature: ANNE V. FARRELL              Date: February 25, 1999
          --------------------

                      COMPOSITE DEFERRED SERIES, INC.

                            POWER OF ATTORNEY

       Each of the undersigned does hereby constitute and appoint Monte D. Calvin, Sandra A. Cavanaugh, William G. Papesh and John T. West, and each of them acting alone, as his/her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Composite Deferred Series, Inc. (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Registrant's Registration Statement on Form N-1A pursuant to the 1933 Act and/or the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



Signature: KRISTIANNE BLAKE             Date: February 25, 1999
          --------------------

                      COMPOSITE DEFERRED SERIES, INC.

                            POWER OF ATTORNEY

       Each of the undersigned does hereby constitute and appoint Monte D. Calvin, Sandra A. Cavanaugh, William G. Papesh and John T. West, and each of them acting alone, as his/her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Composite Deferred Series, Inc. (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Registrant's Registration Statement on Form N-1A pursuant to the 1933 Act and/or the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



Signature: WILLIAM G. PAPESH            Date: February 25, 1999
          --------------------

                      COMPOSITE DEFERRED SERIES, INC.

                            POWER OF ATTORNEY

       Each of the undersigned does hereby constitute and appoint Monte D. Calvin, Sandra A. Cavanaugh, William G. Papesh and John T. West, and each of them acting alone, as his/her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Composite Deferred Series, Inc. (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Registrant's Registration Statement on Form N-1A pursuant to the 1933 Act and/or the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



Signature: JAY ROCKEY                   Date: February 25, 1999
          --------------------

                      COMPOSITE DEFERRED SERIES, INC.

                            POWER OF ATTORNEY

       Each of the undersigned does hereby constitute and appoint Monte D. Calvin, Sandra A. Cavanaugh, William G. Papesh and John T. West, and each of them acting alone, as his/her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Composite Deferred Series, Inc. (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Registrant's Registration Statement on Form N-1A pursuant to the 1933 Act and/or the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



Signature: RICHARD C. YANCEY            Date: February 25, 1999
          --------------------

--------------------------------------------------------------------------------
                                    EXHIBIT INDEX
--------------------------------------------------------------------------------
EX-99.B11         ACCOUNTANT'S CONSENT - [to be filed by amendment]
EX-27.CLASS A     FINANCIAL DATA SCHEDULES - [to be filed by amendment]
--------------------------------------------------------------------------------